SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of November 5, 2014, among Alion Science and Technology Corporation, a Delaware corporation (the “Company”), the Subsidiary Guarantors (as defined in the Indenture referred to herein) and Wilmington Trust, National Association (or its permitted successor), as trustee (the “Trustee”) and Wilmington Trust, National Association (or its permitted successor), as collateral agent (the “Collateral Agent”) under the Indenture referred to below. W I T N E S S E T H WHEREAS, the Company has heretofore executed and delivered to the Trustee and the Collateral Agent an indenture (as amended and supplemented, the “Indenture”), dated as of August 18, 2014 providing for the issuance of Third-Lien Senior Secured Notes due 2020 (the “Securities”); WHEREAS, Company desires to suspend its reporting obligations under the Exchange Act and, in connection therewith, suspend its obligations to file reports with the SEC under Section 4.02 of the Indenture for so long as the Company’s reporting obligations under the Exchange Act are suspended; WHEREAS, the first paragraph of Section 9.02 of the Indenture provides that the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent may amend certain provisions of the Indenture and the Securities with the consent of the Holders of at least a majority in aggregate principal amount of the Securities outstanding; WHEREAS, Holders of at least a majority in aggregate principal amount of the Securities outstanding (determined as provided for by the Indenture) have duly consented in writing to the amendments set forth in this Supplemental Indenture in accordance with the first paragraph of Section 9.02 of the Indenture and all other conditions precedent provided under the Indenture to permit the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent to enter into this Supplemental Indenture have been satisfied as certified by an Officers’ Certificate delivered to the Trustee on the date hereof; WHEREAS, this Supplemental Indenture shall be effective upon its execution by the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent, and the amendments effected by this Supplemental Indenture shall become operative with respect to the Securities in accordance with Section 3 hereof; WHEREAS, the Company has requested the Trustee and the Collateral Agent to join with it in entering into this Supplemental Indenture for the purpose of amending the Indenture in accordance with Section 2 hereof as permitted by the first paragraph of Section 9.02 and 9.06 of the Indenture; and WHEREAS, pursuant to Section 9.02 of the Indenture, the Trustee and the Collateral Agent are authorized to execute and deliver this Supplemental Indenture.

2 NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows: 1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture. 2.AMENDMENT OF SECTION 4.02. Section 4.02 is hereby deleted in its entirety and replaced with the following: SECTION 4.02. Reports and Other Information. (a) At any time that the Company is subject to (or is voluntarily filing the reports that would be required if the Company were subject to) the reporting requirements of Section 13 or 15(d) of the Exchange Act and there are Securities outstanding: (1) The Company shall file with the SEC (to the extent the SEC will accept such filings) and will provide the Trustee and Holders with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and other reports to be so filed and provided at the times specified for the filings of such information, documents and other reports under such Sections and containing all the information, audit reports and exhibits required for such reports. (2) If the SEC will not accept such filings for any reason, the Company shall post the reports specified in the preceding sentence on its website, in addition to providing such information to the Trustee and the Holders, within the time periods that would apply if the SEC would accept those reports. (b) At any time that the Company is not subject to (and is not voluntarily filing the reports that would be required if the Company were subject to) the reporting requirements of Section 13 or 15(d) of the Exchange Act and there are Securities outstanding: (1) The Company will prepare: (A) within 90 days after the end of each fiscal year, audited year-end consolidated financial statements of the Company and its Subsidiaries (including a balance sheet, statement of operations and statement of cash flows) prepared in accordance with GAAP, together with a report on the annual financial statements by the Company’s independent registered public accounting firm, and a “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (B) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, unaudited quarterly consolidated financial statements of the Company and its Subsidiaries (including a balance sheet, statement of operations and statement of cash flows) prepared in accordance with GAAP and a “Management’s Discussion and

3 Analysis of Financial Condition and Results of Operations,” subject to normal year-end adjustments and, in the case of the second and third fiscal quarters, the period from the beginning of such fiscal year to the end of such fiscal quarter; and (C) within 15 Business Days after the occurrence of an event that would have been required to be reported in a Current Report on Form 8-K if the Company would have been required to file such reports under the Exchange Act, current reports containing substantially the same information required to be filed in a Current Report on Form 8-K pursuant to Items 1.01, 1.02, 1.03, 2.01, 2.03, 2.04, 2.06, 3.03, 4.01, 4.02, 5.01 and 5.02(b) and 5.02(c) (other than with respect to information otherwise required or contemplated by Item 402 of Regulation S-K), in each case as in effect on the Issue Date; provided, however, that no such report will be required (x) to include any exhibit, or (y) to include a summary of the terms of, any employment or compensatory arrangement agreement, plan or understanding between the Company (or any of its direct or indirect parents or subsidiaries) and any director, manager or executive officer, of the Company (or any of its direct or indirect parents or subsidiaries). (2) For the avoidance of doubt, in no event shall the Company be required (1) to comply with Section 302 or Section 404 of the Sarbanes-Oxley Act of 2002, or Item 10(e) of Regulation S-K promulgated by the SEC (with respect to any non-GAAP financial measures contained therein), in each case as in effect on the Issue Date, (2) to provide separate financial information for (i) non-Wholly Owned subsidiaries that may otherwise be required by Regulation S-X, (ii) Subsidiary Guarantors that may otherwise be required by Rule 3-10 of Regulation S-X, (iii) Subsidiaries whose securities are pledged to secure the Securities that may otherwise be required by Rule 3-16 of Regulation S-X, (3) to comply with any requirements of Regulation S-X promulgated by the SEC to the extent such requirements were not complied with in the final prospectus of the Company dated August 11, 2014 filed pursuant to Rule 424 with the SEC on August 14, 2014 or to otherwise provide any disclosure with respect to the results of operations or any other financial or statistical disclosure not of a type included in such Prospectus or (4) to provide financial statements in interactive data format using the eXtensible Business Reporting Language. (3) The Company will make available such information and such reports to the Trustee under this Indenture, to any Holder of the Securities and to any beneficial owner of the Securities, in each case by posting such information on any password- protected online data system, and will make such information readily available on any password-protected online data system to the Trustee, any holder of Securities, any beneficial owner of Securities, any bona fide prospective investor, any securities analyst or any market maker in the Securities (“Permitted Parties”) upon certification to the Company as provided in Section 4.02(4) hereof. Any such password-protected online data system may, at the Company’s option, require a confidentiality acknowledgement in order to access the information and reports contained thereon. The Trustee shall have no responsibility or obligation whatsoever to determine if any such posting has occurred or for the content of such reports.

4 (4) Any person who requests or accesses such financial information will be required to certify to the Company (to the Company’s reasonable satisfaction) that: (A) it is a Permitted Party; (B) it will not use the information in violation of applicable securities laws or regulations; (C) it will keep such provided information confidential and will not communicate the information to any Person; and (D) it is not a Person (which includes such Person’s Affiliates) that (i) is principally engaged in a Related Business, (ii) derives a significant portion of its revenues from operation of a Related Business or (iii) is a competitor of or other person who transacts business or plans to transact business with the Company or any of its Subsidiaries. (5) To the extent any such information is not so furnished within the time periods specified in Section 4.02(a) hereof and such information is subsequently furnished, the Company will be deemed to have satisfied its obligations with respect thereto at such time and any Default with respect thereto shall be deemed to have been cured; provided that such cure shall not otherwise affect the rights of the Holders under Article VI if Holders of at least 30% in principal amount of the then total outstanding Securities have declared the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Securities to be due and payable immediately and such declaration shall not have been rescinded or cancelled prior to such cure. (6) To the extent not satisfied by the foregoing, the Company agrees that, for so long as any Securities are outstanding, it will furnish to Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144 A(d)(4) under the Securities Act. (7) In the event that any direct or indirect parent of the Company guarantees the Securities (which shall be permitted, subject to compliance with this Indenture, at any time, at the Company’s sole discretion), this Indenture will permit the Company to satisfy its obligations under this Section 4.02 with respect to financial information relating to the Company by furnishing financial information relating to such parent; provided that, if material, the same is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to the Company and the Restricted Subsidiaries on a standalone basis, on the other hand. Such parent shall not be considered a Guarantor by virtue of providing such guarantee, which may be released at any time. The obligations under this Section 4.02 may be satisfied by having the applicable reporting entity file reports with the SEC containing the information contemplated hereunder within the timeframes contemplated hereunder. (8) While the Company or any direct or indirect parent of the Company is in registration with respect to an initial public offering, the Company or any direct or

5 indirect parent of the Company shall not be required to disclose any information or take any actions which, in the view of the Company, would violate the securities laws or the SEC’s “gun jumping” rules. (c) Whether or not the Company is subject to (or whether or not the Company is voluntarily filing the reports that would be required if the Company were subject to) the reporting requirements of Section 13 or 15(d) of the Exchange Act: (1) At any time that any of the Company’s Subsidiaries are Unrestricted Subsidiaries, then the quarterly and annual financial information required by the preceding paragraph shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company. (2) In addition, the Company shall furnish to the Holders of Private Exchange Securities and to prospective investors, upon the requests of such Holders, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act so long as the Private Exchange Securities are not freely transferable under the Securities Act. The Company also shall comply with the other provisions of TIA § 314(a). (3) If the Company lists any of the Securities for trading on any national securities exchange, the Company shall notify the Trustee of such listing. 3. EFFECT AND OPERATION OF SUPPLEMENTAL INDENTURE. This Supplemental Indenture shall be effective and binding immediately upon its execution by the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent, and thereupon this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Note and Guarantee heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby. 4. INDENTURE AND SUPPLEMENTAL INDENTURE CONSTRUED TOGETHER. This Supplemental Indenture is an indenture supplemental to, and in implementation of, the Indenture, and the Indenture and this Supplemental Indenture shall henceforth be read and construed together. 5. TRUST INDENTURE ACT CONTROLS. If any provision of the Indenture, as amended by this Supplemental Indenture, limits, qualifies or conflicts with another provision which is required or deemed to be included in the Indenture, as amended by this Supplemental Indenture, by the Trust Indenture Act, such required or deemed provision of the Trust Indenture Act shall control. 6. NO RECOURSE AGAINST OTHERS. No director, manager, officer, employee, incorporator or stockholder of the Company or any Subsidiary Guarantors or any of

6 their direct or indirect parents shall have any liability for any obligations of the Company or any Subsidiary Guarantors under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. 7. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE. 8. SEPARABILITY. In case any provision in this Supplemental Indenture, the Indenture as supplemented by this Supplemental Indenture, or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. 9. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or pdf transmission shall constitute effective execution and delivery of this Supplemental Indenture for all purposes and may be used in lieu of the original Supplemental Indenture. Signatures of parties hereto transmitted by facsimile or pdf shall be deemed to be their original signatures for all purposes. 10. EFFECT OF HEADINGS. The Section headings herein have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof. 11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Subsidiary Guarantors and the Company. IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written. [Signatures on following page]